UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2017
o

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal officers

On January 27, 2017, the Meredith Corporation Board of Directors elected Beth J. Kaplan to the Company's Board of Directors. Kaplan will stand for election as a Class III Director at the Company's Annual Shareholders Meeting in November 2017. If elected, she will serve a two-year term expiring November 13, 2019. She will serve on the Audit Committee and Finance Committee. The Company's news release is attached as an exhibit.

Item 8.01	Other Events

On January 28, 2017, the Meredith Corporation Board of Directors declared a dividend of $0.52 per share, payable on March 15, 2017, to shareholders of record on February 28, 2017. The Company's news release is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99	Press release announcing the election of Beth J. Kaplan to the Board of Directors and quarterly dividend declaration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Joseph Ceryanec
Joseph Ceryanec
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: January 30, 2017